UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 31, 2008

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five TEK Park 9999 Hamilton Blvd.
Breinigsville, Pennsylvania		18031
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

We are filing the unaudited pro forma combined income statement of Buckeye Partners, L.P. for the year ended December 31, 2008.  The unaudited pro forma combined income statement assumes that the acquisition of Lodi Gas Storage, L.L.C. (“Lodi Gas”), which occurred on January 18, 2008, and related financing occurred on January 1, 2008.

On April 4, 2008 we filed audited consolidated financial statements of Lodi Gas as of and for the years ended December 31, 2007 and 2006 on a Current Report on Form 8-K/A.  Attached as Exhibit 23.1 hereto is a consent of Deloitte & Touche LLP to the incorporation by reference of such audited consolidated financial statements into our Registration Statement No. 333-155522 on Form S-3.

Item 9.01               Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

99.1	Unaudited Pro Forma Combined Income Statement of Buckeye Partners, L.P. for the year ended December 31, 2008.

(d)	Exhibits.

23.1	Consent of Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ William H. Schmidt, Jr.
William H. Schmidt, Jr.
Vice President, General Counsel, and
Secretary

Dated: March 25, 2009

Exhibit Index

Exhibit

(b)	Pro Forma Financial Information

99.1	Unaudited Pro Forma Combined Income Statement of Buckeye Partners, L.P. for the year ended December 31, 2008.

(d)	Exhibits.

23.1	Consent of Deloitte & Touche LLP